Exhibit 99.1

let’s talk™. 2012

Dear fellow Shareholders, Customers, and Friends: It is a privilege to report on another successful year for Pacific Premier Bancorp, Inc. In light of our nation’s continued slow economic recovery and challenges facing so many individuals and businesses, I am particularly pleased to report the company’s solid operating results. Over the past year we have been able to achieve a number of critical objectives, including the following: • The profitable acquisition of certain assets and liabilities from the Federal Deposit Insurance Corporation relating to the former Canyon National Bank; • The successful conversion and integration of nearly 10,000 former Canyon National Bank customer accounts; • The increase in our net income for 2011 to $10.6 million or $0.99 per share on a diluted basis, up from $4.2 million or $0.38 per share on a diluted basis for 2010; • The expansion in our net interest margin by 78 basis points to 4.55%; and • The growth of our total deposits by $169.6 million to $828.9 million. These achievements are particularly rewarding given the challenging operating environment for the U.S. economy in general and the banking industry in particular. We believe that these accomplishments are a testament to the talent and dedication of our outstanding employees who consistently go above and beyond in order to provide exceptional service to our customers. Due to the hard work of our extraordinary employees, we continue to attract many new business customers and remain focused on results. We believe these efforts will continue to increase the company’s franchise value over the coming months and years. As we enter 2012, we believe that Pacific Premier Bank is well positioned for growth, both organically and through acquisitions of other financial institutions. Of course, we will remain disciplined as we continue to implement our growth strategy and analyze acquisition opportunities to expand our franchise and create real and tangible value for our shareholders. While many of our competitors have had to restrict their lending activities in order to deal with underperforming loans and a variety of other challenges, our proven approach to managing risk has allowed us to continue to expand our lending and build a stronger loan portfolio. For example, during 2011 we successfully reduced the delinquent loans and sold off a significant portion of the OREO that we acquired from Canyon National Bank, while still growing loans by 31%. We continue to build for the future by investing in new technology (e.g. mobile banking) to ensure that our customers continue to receive the superior banking experience they have come to expect. We market the “Pacific Premier” banking experience through our managers and business bankers, who each day focus on generating new business banking clients and expanding existing customer relationships. Our approach to providing banking services is highly focused on doing the basics extraordinarily well each and every day. These consistent efforts from our banking professionals have been the drivers behind our ability to outperform many of our peers. With this success, your management team remains committed to build Pacific Premier Bank into one of Southern California’s top performing business banks. Our continued success is possible because of our dedicated staff, supportive shareholders and loyal customers who help us succeed. We invite you to join in the success of Pacific Premier Bank by giving us the opportunity to serve you and your business. You can visit us at www.ppbi.com or stop by anytime to discuss your banking needs. We thank each of you for your continued loyalty and support. Steven R. Gardner President and Chief Executive Officer letter from the president our core values (As of and For the year ended, in millions) 2007 2008 2009 2010 2011 Net Income (loss) $ 3.6 $ 0.7 $ (0.5) $ 4.2 $ 10.6 Net Loans $ 622.9 $ 623.1 $ 566.6 $ 555.5 $ 730.1 Total Deposits $ 386.7 $ 457.1 $ 618.7 $ 659.2 $ 828.9 Total Assets $ 763.4 $ 740.0 $ 807.3 $ 826.8 $ 961.1 5.9% 21.0% 4.0% Cumulative annualized Growth rate 31.0% Our management team (from left to right): Edward “Eddie” Wilcox, Executive Vice President and Chief Banking Officer; Kent J. Smith, Executive Vice President and Chief Financial Officer; Steven R. Gardner, President and Chief Executive Officer; Michael Karr, Executive Vice President and Chief Credit Officer. No matter how much we grow we will always remain true to our core values. They are the cornerstones of our success and are the foundation on which we will build for the future. 1. This Bank exists to serve the needs of our customers. 2. We are a for-profit organization and an integral part of a capitalistic system, and we are proud of it. 3. Our employees are critical to our successes. 4. Honesty in everything we do is a given. 5. We will have fun! 5-year operating results

We’re a strong, growing bank that’s committed to you! PPB has a BauerFinancial 5-Star rating. Recognized as a “Superior Bank” by the nation’s leading independent bank rating service.* We have never forgotten how we got here, which was an unwavering commitment to personal service for every one of our customers. We invite you to find out why so many business owners move to Pacific Premier. www.bauerfinancial.com 1983 • Pacific Premier Bank (originally Life Bank) was founded. 1993-1999 • Began expansion into nationwide subprime lending in 1993. By 1999 the aggressive underwriting of subprime mortgage loans resulted in losses and closer regulatory oversight that prompted a move to refocus the Bank back to more traditional banking services. 2000 • In the fourth quarter of 2000, the Bank brought in the current management team who developed a 3-phase strategic plan with the end goal to transform the Bank from a nationwide sub-prime lender to a community banking business model. 2002-2004 • Bank effected the first two phases of the transition plan: Phase 1 - lowering the risk profile of the bank and recapitalizing the company, and Phase 2 - growing the balance sheet at an accelerated rate and returning the Bank to sustainable earnings. • Raised $27 million of additional equity through a highly successful secondary stock offering in the fourth quarter of 2003. • The success of the Bank’s turnaround plan was noticed by investors who drove up Pacific Premier Bank’s stock by 546% in a 3-year period from 2002 to 2004. • In 2004, Pacific Premier Bank entered the final phase of the transition plan - a full transformation to a community banking model. 2005 • U.S. Banker ranked Pacific Premier Bank #5 in its list of “Top 200 Publicly Traded Community Banks” (assets up to $1 billion, ranked by 3-year average ROE). 2006 • Opened new full service depository branches in Costa Mesa, Huntington Beach, and Los Alamitos in 2006. 2007 • Opened our sixth new branch in Newport Beach serving the communities of Irvine, Newport Beach, and Newport Coast in 2007. 2008 • We did not utilize government assistance in the form of TARP funds. 2009 • Actively raised sufficient capital for the purpose of acquiring other banking institutions. 2011 • Pacific Premier Bank acquires Canyon National Bank, including three full service depository branches, located in Palm Springs and Palm Desert, California. The acquisition increases Pacific Premier’s footprint and branch network to 9 locations across Southern California. A Timeline of Key Events in Pacific Premier Bank’s Evolution timeline *As of December 2011 let’s talk™.

We’re Pacific Premier Bank, locally owned and serving Southern California for over 25 years. So if you’re tired of oversized fees and impersonal service, we’re your local bank. Let’s Talk™ Is it time to leave Wall Street for Main Street? Named one of the top 25 small banks in the country.* *Sandler O’Neill + Partners 2011 Bank & Thrift All Stars growth 10’Q4 11’Q1 11’Q2 11’Q3 11’Q4 1,000,000 900,000 800,000 700,000 600,000 500,000 400,000 total asset growth ($ in thousands) CAGR = 16.2% $961,128 10’Q4 11’Q1 11’Q2 11’Q3 11’Q4 200,000 160,000 120,000 80,000 40,000 0 CAGR = 97.8% $133.671 Business deposit growth ($ in thousands) Business loan growth ($ in thousands) 10’Q4 11’Q1 11’Q2 11’Q3 11’Q4 400,000 350,000 300,000 250,000 200,000 150,000 100,000 50,000 0 CAGR = 81.2% $311,228

forging strong relationships Chad Industries wanted real people with real ideas for helping them do business internationally. It’s ironic that a company that creates automated systems was looking for a bank that offered unlimited access to real human beings. With extensive overseas work in Europe, CHAD Industries needed the personal attention it would take to navigate through the many non-standard foreign agreements, which is why they came to us. “WE ArE in ThE businEss of CrEATing roboTs ThE lAsT Thing WE WAnTEd WAs A bAnK ThAT WorKEd liKE A roboT” -sCoTT KliMCZAK, ChAd indusTriEs “We decided to go with Pacific Premier Bank because of their willingness to meet with us, listen to our unique needs, then come back with a plan that met those needs. They are very accessible from the President/CEO, Chief Banking Officer, all the way to our branch manager. They make us and our business feel important and needed.” “We switched to Pacific Premier Bank after twenty years with other institutions. During our interview process the Pacific Premier Bank team starkly stood out from the dozen or so other options. What a pleasant surprise to have our expectations surpassed! With multiple small businesses in over twenty states, Pacific Premier Bank took the time to truly understand our complicated business, give advice and even added technical capabilities to accommodate our business needs. That is rare commitment. Also rare is the competence, management, and responsiveness they have demonstrated. We have never been happier with a bank.” Helmut Biemann, COO, National Services Group “ A few years ago, we opened Fuji Grill as a concession operation at Newport Beach with the help of Pacific Premier Bank. I am very pleased with their service, easy accessibility to senior bank staff, and their understanding of our business needs. In addition, I am very impressed by their prompt and personalized service from everybody ranging from the senior staff to the bank tellers. It has been a mutually beneficial relationship and I am looking forward to their continued support in Fuji Grill’s expanding business in the future.” John J. Lee, President of the Fuji Grill, Inc & Fuji Yama Greg Gardner, Vice President Operations, Joovy

financing the future for businesses In 2011, Sandler O’Neill + Partners looked at 463 banks throughout the U.S. to identify the top 25 performers in the nation. When we heard we made the list of top 25 we were ecstatic. When we learned we were one of only 2 banks on the entire West Coast we were beyond excited. It’s an honor to be an All-Star and we will continue to work hard to maintain this elite status in 2012 and beyond. Pacific Premier Bank named a Sandler O’Neill 2011 All-Star Even the smallest businesses have big plans. And often times those plans require capital. That’s where we come in. We’ve helped thousands of small businesses secure the funding they need to grow. From relatively simple solutions, to innovative programs that require a resourceful approach, we will work diligently to provide the right financing option to specifically meet your objectives. Here are just a few of the businesses we’ve helped with their financing needs. $3,000,000 LOC Financing Metal Fabrication Company Santa Ana $2,500,000 Flooring LOC Equipment Rental Company Placentia $1,500,000 LOC Financing Mattress Manufacturer Commerce $619,875 SBA Financing Safety Training Agency Dana Point $500,000 LOC Financing Digital Imaging Company Garden Grove $400,000 LOC Financing Electrical Contractor Huntington Beach $15,000,000 Warehouse Irvine $250,000 LOC Financing Law Firm Costa Mesa $12,000,000 Warehouse Calabasas $100,000 SBA Financing Specialty Contractor Irvine $150,000 LOC Financing Eye Surgery Center Palm Springs $200,000 LOC Financing Medical Imaging Center Rancho Mirage $1,785,000 SBA Financing Medical Office Building Rancho Mirage $480,000 SBA Financing Physical Therapy Center Palm Desert

FINANCIAL STATEMENT

PACIFIC PREMIER BANCORP, INC. AND SUBSIDIARY SELECTED FINANCIAL DATA

(dollars in thousands, except per share data)

	As of and For the Quarter Ended				
	DEC 11	SEP 11	JUN 11	MAR 11	DEC 10
ASSETS					
Cash and Cash Equivalents	$60,235	$37,808	$47,032	$56,880	$63,462
Investments	128,120	120,743	154,796	155,088	168,428
Net Loans	730,067	725,952	699,579	691,074	555,538
Other Assets	42,706	43,999	46,704	53,440	39,388
Total Assets	$961,128	$928,502	$948,111	$956,482	$826,816
LIABILITIES AND STOCKHOLDERS' EQUITY					
Deposits	$828,877	$797,378	$815,985	$832,786	$659,240
Borrowings	38,810	38,810	38,810	38,810	78,810
Other Liabilities	6,664	7,694	11,499	5,217	10,164
Total Liabilities	$874,351	$843,882	$866,294	$876,813	$748,214
Total Stockholders' Equity	86,777	84,620	81,817	79,669	78,602
Total Liabilities and Stockholders' Equity	$961,128	$928,502	$948,111	$956,482	$826,816
OPERATING DATA					
Interest Income	$13,137	$12,545	$12,809	$11,734	$10,449
Interest Expense	2,177	2,314	2,473	2,632	2,916
Net Interest Income Before Provision for Loan Losses	10,960	10,231	10,336	9,102	7,533
Provision for Loan Losses	527	1,322	1,300	106	-
Net Interest Income After Provision for Loan Losses	10,433	8,909	9,036	8,996	7,533
Noninterest Income (Loss)	257	2,110	(1,093)	5,239	14
Noninterest Expense	6,616	7,074	6,855	6,359	5,009
Income Before Income Tax Provision	4,074	3,945	1,088	7,876	2,538
Income Tax Provision	1,519	1,485	303	3,104	938
Net Income	$2,555	$2,460	$785	$4,772	$1,600
SHARE DATA					
Fully DilutedBook Value Per Share	$8.34	$8.11	$7.84	$7.64	$7.18
Diluted Earnings (Loss) Per Share	$0.24	$0.23	$0.08	$0.44	$0.14
Fully Diluted Shares Outstanding	10,544,126	10,555,126	10,577,126	10,582,126	11,146,736

Forward-looking Statements

The statements contained herein that are not historical facts are forward-looking statements based on management's current expectations and beliefs concerning future developments and their potential effects on the Pacific Premier Bank, Inc. ("Company"). Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the willingness of users to substitute competitors' products and services for the Company's products and services; the impact of changes in financial services policies, laws and regulations (including the Dodd-Frank Wall Street Reform and Consumer Protection Act) and of governmental efforts to restructure the U.S. financial regulatory system; technological changes; the effect of acquisitions that the Company may make, if any, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions; changes in the level of the Company's nonperforming assets and charge-offs; oversupply of inventory and continued deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by bank regulatory agencies, the Securities and Exchange Commission ("SEC"), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible other-than-temporary impairments ("OTTI") of securities held by us; changes in consumer spending, borrowing and savings habits; the effects of the Company's lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; ability to attract deposits and other sources of liquidity; changes in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; unanticipated regulatory or judicial proceedings; and the Company's ability to manage the risks involved in the foregoing.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the 2011 Annual Report on Form 10-K of Pacific Premier Bancorp, Inc. filed with the SEC and available at the SEC's Internet site (http://www.sec.gov).

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

products & services business Accounts & Products Business Checking Analyzed Business Checking Business Money Market Accounts Retirement Accounts Business Edition® Visa Card Cash Management & online banking services Sweep Accounts E-Statements E-Wire Services Positive Pay ACH Origination Business Online Banking Remote Deposit Lockbox Services business loans Lines of Credit Equipment Financing Small Business Administration (SBA) Loans Commercial Real Estate Acquisition Financing Business Credit Cards Consumer loans Home Loans-Purchase or Refinance Home Equity Line of Credit Auto Additional business services & Conveniences Courier Services Payroll Services Night Depository VIP Group Banking

community involvement American Family Housing Anaheim Jr. Ducks Hockey Club Annual Benefit Trap Shoot ASA Charter School Athletic Sports Fund of America Banking on Our Future – Operation Hope Beach City Lightning Ice Hockey Beckman Baseball Boosters Boys & Girls Club of Huntington Valley Casa Ramona, Inc. Casa Youth Shelter Children’s Fund Colette’s Children’s Home Community Investment Corporation Cypress Community Festival kids Night Out Anaheim Ducks kiwanis, Los Alamitos High School Mater Dei Catholic High School Newport Harbor Educational Foundation Ocean Institute Opis Network Orange Coast College Scholarship Pop Warner Football Precious Life Professional Firefighters Association Project Self-Sufficiency Foundation Roof Raisers Safety Employee Benefits Santa Claus INC. Savannah Organic Ranch – Pediatric Cancer Research Second Harvest Food Bank Single American Family Housing Soroptimist International of Huntington Beach The Susan G. komen Cancer Foundation Tour of Palm Springs Wings, Wheels & Rotors Expo Woodbridge High School YMCA building our reputation in our Community As we expand our banking presence, we want to touch our communities with the real essence of our corporation– people who care. Our bankers, staff, and their families are out in the community, helping schools, charities, and other beneficial non-profit organizations raise funds and provide worthwhile services. We stay actively involved in many community organizations and events, thus building on the Bank’s reputation within our local communities. Some of the organizations we support with our volunteer efforts and financial contributions include:

CORPORATE INFORMATION & LOCATIONS

Board of Directors

Chairman
Ronald G. Skipper
Attorney At Law
Law Offices of Ronald G. Skipper

Steven R. Gardner
President & Chief Executive Officer
Pacific Premier Bank/Pacific Premier Bancorp, Inc.

Kenneth A. Boudreau
Vice President
Coast Composites, Inc.

Joe Garrett
Founding Partner
Garrett, McAuley and Co

John D. Goddard
Retired/Consultant
Goddard Accountancy Corp.

Jeff C. Jones
Managing Partner
Frazer, LLP

Michael L. McKennon
Founding Partner
dbbmckennon

Senior Management

Pacific Premier Bancorp, Inc.
& Pacific Premier Bank

Steven R. Gardner
President & Chief Executive Officer

Eddie Wilcox
Executive Vice President & Chief Banking Officer

Kent J. Smith
Executive Vice President, Chief Financial Officer &
Corporate Secretary

Michael Karr
Executive Vice President & Chief Credit Officer

Contact Information

PACIFIC PREMIER BANCORP, INC.
1600 Sunflower Avenue
Costa Mesa, CA 92626
714-431-4000
714-433-3085 Fax
ksmith@ppbi.com



Corporate Headquarters
1600 Sunflower Ave.
Costa Mesa, CA 92626
714-431-4000
888-388-5433 (Toll Free)
714-433-3000 Fax

Costa Mesa
1600 Sunflower Ave.
Costa Mesa, CA 92626
714-431-3520

Huntington Beach
19011 Magnolia St.
Huntington Beach, CA 92646
714-593-6940

Los Alamitos
4957 Katella Ave.
Los Alamitos, CA 90720
714-484-1300

Newport Beach
4667 MacArthur Blvd.
Newport Beach, CA 92660
949-251-0534

Palm Desert
74150 Country Club Drive
Palm Desert, CA 92260
760-776-1500

Palm Springs-Smoke Tree
1711 E. Palm Canyon Drive
Palm Springs, CA 92264
760-325-4442

Palm Springs-Tahquitz
901 E. Tahquitz Canyon Way
Palm Springs, CA 92262
760-327-3334

San Bernardino
1598 E. Highland Ave.
San Bernardino, CA 92404
909-886-9751

Seal Beach
13928 Seal Beach Blvd.
Seal Beach, CA 90740
562-430-0424


SAN BERNARDINO
LOS ALAMITOS
SEAL BEACH
PALM SPRINGS (2)
HUNTINGTON BEACH
PALM DESERT
COSTA MESA
NEWPORT BEACH

let’s talk™. Corporate Headquarters 1600 Sunflower Avenue, Costa Mesa, CA 92626 714-431-4000 • 714-433-3000 Fax • www.ppbi.com